                                                                   Exhibit 10.21

THIS WARRANT AND THE SECURITIES ISSUABLE UPON ITS EXERCISE (TOGETHER, THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT OR IN A TRANSACTION WHICH QUALIFIES AS AN EXEMPT TRANSACTION UNDER THE ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER. IN ADDITION, THE SECURITIES ARE SUBJECT TO CERTAIN TRANSFER RESTRICTIONS UNDER THE CERTIFICATE OF INCORPORATION AND BYLAWS OF THE COMPANY.

Date: May __, 1999


                         Internet Capital Group, Inc.

                         Common Stock Purchase Warrant


     Internet Capital Group, Inc., a Delaware corporation (the "Company"), hereby certifies that, for value received, _________________ (the "holder"), or assigns, is entitled, subject to the terms set forth below, to purchase from the Company, at any time and from time to time during the period beginning on the earlier of (a) the effective date of the registration statement for an underwritten public offering (a "Public Offering") of the Company's common stock, par value $.001 per share, and (b) the closing date of the next round of equity financing in the Company raising not less than $50,000,000 from private
investors (the "Next Round Financing") and ending on May   , 2002, an
aggregate number of fully paid and non-assessable shares of the common stock, par value $.001 per share, of the Company at the "Purchase Price" (as hereinafter defined), subject to the provisions of Paragraph 3 hereof, determined by a fraction, the numerator of which is two-tenths (.2) multiplied by _______ [the principal balance of the Convertible Note], and the denominator of which is the Purchase Price. "Purchase Price" shall mean the price per share paid for shares of common stock, par value $.001 per share, of the Company in either of the transactions specified in clauses (a) and (b) above (before underwriting discounts and commissions). "Common Stock" shall mean, unless the context otherwise requires, the stock or other securities or property at the time deliverable upon the exercise of this Warrant. Notwithstanding the foregoing, the Purchase Price and the number and character of shares issuable under this Warrant are subject to adjustment as set forth in Paragraph 3. This Warrant is herein called the "Warrant."

     1. EXERCISE OF WARRANT. The purchase rights evidenced by this Warrant shall be exercised by the holder hereof by surrendering this Warrant, with the form of subscription at the end hereof duly executed by such holder, to the Company at its office at 800 The Safeguard Building, 435 Devon Park Drive, Wayne, Pennsylvania 19087, or such other address as the Company may specify by written notice to the registered holder hereof, accompanied by payment, in cash, by certified or official bank check or by wire transfer of an amount equal to the Purchase Price multiplied by the number of shares being purchased pursuant to such exercise of the Warrant.

          1.1.  Partial Exercise.  This Warrant may be exercised for less than
                ----------------
the full number of shares of Common Stock, in which case the number of shares receivable upon the exercise of this Warrant as a whole, and the sum payable upon the exercise of this Warrant as a whole, shall be proportionately reduced. Upon any such partial exercise, the Company at its expense will forthwith issue to the holder hereof a new Warrant or Warrants of like tenor calling for the number of shares of Common Stock as to which rights have not been exercised, such Warrant or Warrants to be issued in the name of the holder hereof or his nominee (upon payment by such holder of any applicable transfer taxes).

          1.2.  Net Issue Exercise.
                -----------------

                (1) In lieu of exercising this Warrant, holder may elect to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election in which event the Company shall issue to holder that number of shares of the Company's Common Stock computed using the following formula:

                      Y(A-B)
                    X=------
                         A

Where

          X.    the number of shares of Common Stock to be issued to Holder.

          Y. the number of shares of Common Stock purchasable under this Warrant

          A     the fair market value of one share of the Company's Common
                Stock.

          B the Purchase Price (as adjusted to the date of such calculations).

                (2) For purposes of this Section, the fair market value of one share of the Company's Common Stock shall be based on the average of the closing bid and asked prices of the Over-the-Counter Market Summary or the closing price quoted in the Over-The-Counter Market Summary or the closing price quoted on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Eastern Edition of The Wall Street Journal for the ten trading days prior to the date of determination of fair market value. If the Common Stock is not traded Over-The-Counter or on an exchange, the fair market value of the Company's Common Stock shall be the price per share which the Company could obtain from a willing buyer for shares sold by the Company from authorized but unissued shares, as such price shall be agreed by the Company and the holder.

     2. DELIVERY OF STOCK CERTIFICATES ON EXERCISE. As soon as practicable after the exercise of this Warrant and payment of the Purchase Price, and in any event within ten (10) days thereafter, the Company, at its expense, will cause to be issued in the name of and delivered to the holder hereof a certificate or certificates for the number of fully paid and non-assessable shares or other securities or property to which such holder shall be entitled upon such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash in an amount determined in accordance with Paragraph 3.9 hereof. The Company agrees that the shares so purchased shall be deemed to be issued to the holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid.

     3. ANTI-DILUTION PROVISIONS AND OTHER ADJUSTMENTS. In order to prevent dilution of the right granted hereunder, the Purchase Price shall be subject to adjustment from time to time in accordance with this Paragraph 3. Upon each adjustment of the Purchase Price pursuant to this Paragraph 3, the registered Holder of this Warrant shall thereafter be entitled to acquire upon exercise, at the Purchase Price resulting from such adjustment, the number of shares of the Company's Common Stock obtainable by multiplying the Purchase Price in effect immediately prior to such adjustment by the number of shares of the Company's Common Stock acquirable immediately prior to such adjustment and dividing the product thereof by the Purchase Price resulting from such adjustment.

          3.1.  Adjustment for Issue or Sale of Common Stock at Less than
                ---------------------------------------------------------
Purchase Price.  Except as provided in Paragraph 3.2 or 3.5 below, if and
--------------
whenever on or after the date of issuance hereof the Company shall issue or sell, or shall in accordance with subparagraphs 3.1(1) to (9), inclusive, be deemed to have issued or sold, any shares of its Common Stock for a consideration per share less than the Purchase Price in effect immediately prior to the time of such issue or sale, then forthwith upon such issue or sale (the "Triggering Transaction"), the Purchase Price shall, subject to subparagraphs
(1) to (9) of this Paragraph 3.1, be reduced to the Purchase Price (calculated to the nearest tenth of a cent) determined by dividing:

               (i) an amount equal to the sum of (x) the product derived by multiplying the Number of Common Shares Deemed Outstanding immediately prior to such Triggering Transaction by the Purchase Price then in effect, plus (y) the consideration, if any, received by the Company upon consummation of such Triggering Transaction, by

               (ii) an amount equal to the sum of (x) the Number of Common Shares Deemed Outstanding immediately prior to such Triggering Transaction plus (y) the number of shares of Common Stock issued (or deemed to be issued in accordance with subparagraphs 3.1(1) to (9)) in connection with the Triggering Transaction.

          For purposes of this Paragraph 3, the term "Number of Common Shares Deemed Outstanding" at any given time shall mean the sum of (i) the number of shares of the Company's Common Stock outstanding at such time, and (ii) the number of shares of the Company's Common Stock deemed to be outstanding under subparagraphs 3.1(1) to (9), inclusive, at such time.

          For purposes of determining the adjusted Purchase Price under this Paragraph 3.1, the following subsections (1) to (9), inclusive, shall be applicable:

          (1) In case the Company at any time shall in any manner grant (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or other securities convertible into or exchangeable for Common Stock (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities"), whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable and the price per share for which the Common Stock is issuable upon exercise, conversion or exchange (determined by dividing (x) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (y) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities) shall be less than the Purchase Price in effect immediately prior to the time of the granting of such Option, then the total maximum amount of Common Stock issuable upon the exercise of such Options, or, in the case of Options for Convertible Securities, upon the conversion or exchange of such Convertible Securities, shall (as of the date of granting of such Options) be deemed to be outstanding and to have been issued and sold by the Company for such price per share. No adjustment of the Purchase Price shall be made upon the actual issue of such shares of Common Stock or such Convertible Securities upon the exercise of such Options, except as otherwise provided in subparagraph (3) below.

          (2) In case the Company at any time shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (x) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (y) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Purchase Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued and sold by the Company for such price per share. No adjustment of the Purchase Price shall be made upon the actual issue of such Common Stock upon exercise of the rights to exchange or convert under such Convertible Securities, except as otherwise provided in subparagraph (3) below.

          (3) If the purchase price provided for in any Options referred to in subparagraph (1), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraphs (1) or (2), or the rate at which any Convertible Securities referred to in subparagraph (1) or (2) are convertible into or exchangeable for Common Stock shall change at any time (other than under or by reason of provisions designed to protect against dilution of the type set forth in Paragraph 3.1 or 3.3), the Purchase Price in effect at the time of such change shall forthwith be readjusted to the Purchase Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold. If the purchase price provided for in any Option referred to in subparagraph (1) or the rate at which any Convertible Securities referred to in subparagraphs (1) or (2) are convertible into or exchangeable for Common Stock, shall be reduced at any time under or by reason of provisions with respect thereto designed to protect against dilution, then in case of the delivery of Common Stock upon the exercise of any such Option or upon conversion or exchange of any such Convertible Security, the Purchase Price then in effect hereunder shall forthwith be adjusted to such respective amount as would have been obtained had such Option or Convertible Security never been issued as to such Common Stock and had adjustments been made upon the issuance of the shares of Common Stock delivered as aforesaid, but only if as a result of such adjustment the Purchase Price then in effect hereunder is hereby reduced.

          (4) On the expiration of any Option or the termination of any right to convert or exchange any Convertible Securities, the Purchase Price then in effect hereunder shall forthwith be increased to the Purchase Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued.

          (5) In case any Options shall be issued in connection with the issue or sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued without consideration.

          (6) In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be the fair value of such consideration as determined in good faith by the Board of Directors of the Company. In case any shares of Common Stock, Options or Convertible Securities shall be issued in connection with any merger in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value of such portion of the net assets and business of the non-surviving corporation as shall be attributed by the Board of Directors of the Company in good faith to such Common Stock, Options or Convertible Securities, as the case may be.

          (7) The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any shares so owned or held shall be considered an issue or sale of Common Stock for the purpose of this Paragraph 3.1.

          (8) In case the Company shall declare a dividend or make any other distribution upon the stock of the Company payable in Common Stock, Options, or Convertible Securities, then in such case any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

          (9) For purposes of this Paragraph 3.1, in case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (x) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities, or (y) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right or subscription or purchase, as the case may be.

          3.2.  Dividends Not Paid Out of Earnings or Earned Surplus.  In the
                ----------------------------------------------------
event the Company shall declare a dividend upon the Common Stock (other than a dividend payable in Common Stock covered by subparagraph 3.1(8)) payable otherwise than out of earnings or earned surplus, determined in accordance with generally accepted accounting principles, including the making of appropriate deductions for minority interests, if any, in subsidiaries (herein referred to as "Liquidating Dividends"), then, as soon as possible after the exercise of this Warrant, the Company shall pay to the person exercising such Warrant an amount equal to the aggregate value at the time of such exercise of all Liquidating Dividends (including but not limited to the Common Stock which would have been issued at the time of such earlier exercise and all other securities which would have been issued with respect to such Common Stock by reason of stock splits, stock dividends, mergers or reorganizations, or for any other reason). For the purposes of this Paragraph 3.2, a dividend other than in cash shall be considered payable out of earnings or earned surplus only to the extent that such earnings or earned surplus are charged an amount equal to the fair value of such dividend as determined in good faith by the Board of Directors of the Company.

          3.3.  Subdivisions and Combinations.  In case the Company shall at any
          ----  -----------------------------
time subdivide (other than by means of a dividend payable in Common Stock covered by subparagraph 3.1(8)) its outstanding shares of Common Stock into a greater number of shares, the Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall be proportionately increased.

          3.4.  Reorganization, Reclassification, Consolidation, Merger or Sale
                ---------------------------------------------------------------
of Assets.  If any capital reorganization or reclassification of the capital
---------
stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, cash or other property with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the holder of this Warrant shall have the right to acquire and receive upon exercise of this Warrant such shares of stock, securities, cash or other property issuable or payable (as part of the reorganization, reclassification, consolidation, merger or sale) with respect to or in exchange for such number of outstanding shares of the Company's Common Stock as would have been received upon exercise of this Warrant at the Purchase Price then in effect. The Company will not effect any such consolidation, merger or sale unless, prior to the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument mailed or delivered to the holder of this Warrant at the last address of such holder appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase. If a purchase, tender or exchange offer is made to and accepted by the holders of more than 50% of the outstanding shares of Common Stock of the Company, the Company shall not effect any consolidation, merger or sale with the person having made such offer or with any Affiliate of such person, unless prior to the consummation of such consolidation, merger or sale the holder of this Warrant shall have been given a reasonable opportunity to then elect to receive upon the exercise of this Warrant either the stock, securities or assets then issuable with respect to the Common Stock of the Company or the stock, securities or assets, or the equivalent, issued to previous holders of the Common Stock in accordance with such offer. For purposes hereof the term "Affiliate" with respect to any given person shall mean any person controlling, controlled by or under common control with the given person.

          3.5.  No Adjustment for Exercise of Certain Options, Warrants, Etc.
                ------------------------------------------------------------
The provisions of this Section 3 shall not apply to any Common Stock issued, issuable or deemed outstanding under subparagraphs 3.1(1) to (9) inclusive: (i) to any person pursuant to any stock option, stock purchase or similar plan or arrangement for the benefit of employees, consultants or directors of the Company or its subsidiaries or (ii) pursuant to options, warrants and conversion rights in existence on the date of issuance hereof.

          3.6.  Notices of Record Date, Etc.  In the event that following a
                ---------------------------
Public Offering or Next Round Financing:

               (1) the Company shall declare any cash dividend upon its Common Stock, or

               (2) the Company shall declare any dividend upon its Common Stock payable in stock or make any special dividend or other distribution to the holders of its Common Stock, or

               (3) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights, or

               (4) there shall be any capital reorganization or reclassification of the capital stock of the Company, including any subdivision or combination of its outstanding shares of Common Stock, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation, or

               (5) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in connection with such event, the Company shall give to the holder of this Warrant:

          (i) at least ten (10) days prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up; and

          (ii) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least ten (10) days prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (i) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with this clause (ii) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Each such written notice shall be given by first class mail, postage prepaid, addressed to the holder of this Warrant at the address of such holder as shown on the books of the Company.

          3.7.  Grant, Issue or Sale of Options, Convertible Securities, or
                -----------------------------------------------------------
Rights.  If at any time or from time to time on or after the date of issuance
------
hereof, the Company shall grant, issue or sell any Options, Convertible Securities or rights to purchase property (the "Purchase Rights") pro rata to the record holders of any class of Common Stock of the Company and such grants, issuances or sales do not result in an adjustment of the Purchase Price under Paragraph 3.1 hereof, then the holder of this Warrant shall be entitled to acquire (within thirty (30) days after the later to occur of the initial exercise date of such Purchase Rights or receipt by such holder of the notice concerning Purchase Rights to which such holder shall be entitled under Paragraph 3.6) and upon the terms applicable to such Purchase Rights either:

               (i) the aggregate Purchase Rights which such holder could have acquired if it had held the number of shares of Common Stock acquirable upon exercise of this Warrant immediately before the grant, issuance or sale of such Purchase Rights; provided that if any Purchase Rights were distributed to holders of Common Stock without the payment of additional consideration by such holders, corresponding Purchase Rights shall be distributed to the exercising holder of this Warrant as soon as possible after such exercise and it shall not be necessary for the exercising holder of this Warrant specifically to request delivery of such rights; or

               (ii) in the event that any such Purchase Rights shall have expired or shall expire prior to the end of said thirty (30) day period, the number of shares of Common Stock or the amount of property which such holder could have acquired upon such exercise at the time or times at which the Company granted, issued or sold such expired Purchase Rights.

          3.8.  Adjustment by Board of Directors.  If any event occurs as to
                --------------------------------
which, in the opinion of the Board of Directors of the Company, the provisions of this Section 3 are not strictly applicable or if strictly applicable would not fairly protect the rights of the holder of this Warrant in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such rights as aforesaid, but in no event shall any adjustment have the effect of increasing the Purchase Price as otherwise determined pursuant to any of the provisions of this Section 3 except in the case of a combination of shares of a type contemplated in Paragraph 3.3 and then in no event to an amount larger than the Purchase Price as adjusted pursuant to Paragraph 3.3.

          3.9.  Fractional Shares.  The Company shall not issue fractions of
                -----------------
shares of Common Stock upon exercise, partial exercise pursuant to Section 1.1, or net issue exercise pursuant to Section 1.2 of this Warrant. If any fraction of a share of Common Stock would, except for the provisions of this Paragraph 3.9, be issuable upon such exercise of this Warrant, the Company shall in lieu thereof pay to the person entitled thereto an amount in cash equal to the current value of such fraction, calculated to the nearest one-hundredth (1/100) of a share, to be computed (i) if the Common Stock is listed on any national securities exchange on the basis of the last sales price of the Common Stock on such exchange (or the quoted closing bid price if there shall have been no sales) on the date of conversion, or (ii) if the Common Stock shall not be listed, on the basis of the mean between the closing bid and asked prices for the Common Stock on the date of conversion as reported by Nasdaq, or its successor, and if there are not such closing bid and asked prices, on the basis of the fair market value per share as determined by the Board of Directors of the Company.

          3.10.  Officers' Statement as to Adjustments.  Whenever the Purchase
                 -------------------------------------
Price shall be adjusted as provided in Section 3 hereof, the Company shall forthwith file at each office designated for the exercise of this Warrant a statement, signed by the Chairman of the Board, the President, or any Vice President or Treasurer of the Company, showing in reasonable detail the facts requiring such adjustment and the Purchase Price that will be effective after such adjustment. The Company shall also cause a notice setting forth any such adjustments to be sent by mail, first class, postage prepaid, to the record holder of this Warrant at its address appearing on the stock register. If such notice relates to an adjustment resulting from an event referred to in Paragraph 3.6, such notice shall be included as part of the notice required to be mailed and published under the provisions of Paragraph 3.6 hereof.

     4. NO DILUTION OR IMPAIRMENT. The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder hereof against dilution or other impairment. Without limiting the generality of the foregoing, the Company will not increase the par value of any shares of stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise, and at all times will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable stock upon the exercise of this Warrant.

     5. RESERVATION OF STOCK ISSUABLE ON EXERCISE OF WARRANTS. The Company shall at all times reserve and keep available out of its authorized but unissued stock, solely for the issuance and delivery upon the exercise of this Warrant and other similar Warrants, such number of its duly authorized shares of Common Stock as from time to time shall be issuable upon the exercise of this Warrant and all other similar Warrants at the time outstanding. All of the shares of Common Stock issuable upon exercise of this Warrant, when issued and delivered in accordance with the terms hereof, will be duly authorized, validly issued, fully-paid and non-assessable.

     6. REPLACEMENT OF WARRANT. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to it, or (in the case of mutilation) upon surrender and cancellation thereof, the Company will issue, in lieu thereof, a new Warrant of like tenor.

     7. REMEDIES. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that the same may be specifically enforced.

     8. REGISTRATION RIGHTS. The shares of Common Stock issuable upon exercise of this Warrant are subject to the registration rights set forth in Exhibit A attached hereto.
---------

     9. NEGOTIABILITY. This Warrant is issued upon the following terms, to all of which each taker or owner hereof consents and agrees:

          (a) Except as provided in the Subscription Agreement dated April __, 1999 by and between the Company and the holder hereof, the Certificate of Incorporation and Bylaws of the Company, to the extent the holder hereof is a party to the Securities Holders Agreement dated as of February 2, 1999, among the Company and the investors named therein (the "SHA"), the SHA, and subject to the legend appearing on the first page hereof, title to this Warrant may be transferred by endorsement (by the holder hereof executing the form of assignment at the end hereof including guaranty of signature) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery. Absent an effective registration statement under the Securities Act of 1933, as amended (the "Act"), covering the disposition of this Warrant or the shares of Common Stock issued or issuable upon exercise hereof, the holder will not sell or transfer any or all of such Warrant or shares, as the case may be, without first providing the Company with an opinion of counsel (which may be counsel for the Company) to the effect that such sale or transfer will be exempt from the registration and prospectus delivery requirements of the Act. Each certificate representing shares of Common Stock issued pursuant to this Warrant, unless at the same time of exercise such Warrant shares are registered under the Act, shall bear a legend in substantially the following form on the face thereof:

          THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS AND MAY BE TRANSFERRED OR RESOLD ONLY IN COMPLIANCE WITH SUCH SECURITIES LAWS.

Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a certificate issued upon completion of a distribution under a registration statement covering the securities represented) shall also bear such legend unless, in the opinion of counsel to the Company, the securities represented thereby may be transferred as contemplated by such holder without violation of the registration requirements of the Act.

          (b) Any person in possession of this Warrant properly endorsed is authorized to represent itself as absolute owner hereof and is granted power to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of its equities or rights in this Warrant in favor of every such bona fide purchaser, and every such bona fide purchaser shall acquire title hereto and to all rights represented hereby.

          (c) Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder of this Warrant as the absolute owner hereof for all purposes without being affected by any notice to the contrary.

          (d) Prior to the exercise of this Warrant, the holder hereof shall not be entitled to any rights of a shareholder of the Company with respect to shares for which this Warrant shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

          (e) The Company shall not be required to pay any Federal or state transfer tax or charge that may be payable in respect of any transfer involved in the transfer or delivery of this Warrant or the issuance or conversion or delivery of certificates for Common Stock in a name other than that of the registered holder of this Warrant or to issue or deliver any certificates for Common Stock upon the exercise of this Warrant until any and all such taxes and charges shall have been paid by the holder of this Warrant or until it has been established to the Company's satisfaction that no such tax or charge is due.

     10. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. This Warrant is issued and delivered by the Company on the basis of the following:

          (a) Authorization and Delivery.  This Warrant has been duly authorized
              --------------------------
and executed by the Company and when delivered will be the valid and binding obligation of the Company enforceable in accordance with its terms;

          (b) Warrant Shares.  The shares of Common Stock to be issued pursuant
              --------------
to this Warrant have been duly authorized and reserved for issuance by the Company and, when issued and paid for in accordance with the terms hereof, will be validly issued, fully paid and nonassessable;

          (c) Rights and Privileges.  The rights, preferences, privileges and
              ---------------------
restrictions granted to or imposed upon such shares of Common Stock and the holders thereof are as set forth herein and in the Company's Articles of Incorporation, and in the Common Stock and Warrant Purchase Agreement, true and complete copies of which have been delivered to the original warrant holder; and

          (d) No Inconsistency.  The execution and delivery of this Warrant are
              ----------------
not, and the issuance of the shares of Common Stock upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company's Certificate of Incorporation or by-laws, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, and do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration with the taking of any action in respect of or by, any Federal, state or local government authority or agency or other person.

     11.  REPRESENTATIONS AND WARRANTIES OF HOLDER.

          (a) The holder hereby represents and warrants to the Company that it has substantial knowledge, skill and experience in making investment decisions of the type represented by this Warrant and the shares issuable upon exercise of this Warrant, that it is capable of evaluating the risk of its investment in this Warrant and the shares issuable upon exercise of this Warrant and is able to bear the economic risk of such investment, including the risk of losing the entire investment, that it is acquiring this Warrant and the shares issuable upon exercise of this Warrant for its own account, and that this Warrant and the shares issuable upon exercise of this Warrant are being acquired by it for investment and not with a present view to any distribution thereof in violation of applicable securities law. If the holder should in the future decide to dispose of any of this Warrant and the shares issuable upon exercise of this Warrant, it is understood that it may so do only in compliance with the Act and applicable state securities laws. The holder represents and warrants that it is an "Accredited Investor" as defined in Rule 501(a) under the Act.

          (b) The holder understands that (i) this Warrant and the shares issuable upon exercise of this Warrant have not been registered under the Act by reason of their issuance in a transaction exempt from the registration requirements of the Act, (ii) this Warrant and the shares issuable upon exercise of this Warrant must be held indefinitely unless a subsequent disposition thereof is registered under the Act and applicable state securities laws or is exempt from such registration (and, upon request, evidence satisfactory to the Company is provided by such holder of the availability of such exemptions, including, upon request, the delivery to the Company of opinions of counsel to such holder, which opinions and counsel are satisfactory to the Company), and
(iii) this Warrant and the shares issuable upon exercise of this Warrant may bear a legend to such effect.

     12. SUBDIVISION OF RIGHTS. This Warrant (as well as any new warrants issued pursuant to the provisions of this paragraph) is exchangeable, upon the surrender hereof by the holder hereof, at the principal office of the Company for any number of new warrants of like tenor and date representing in the aggregate the right to subscribe for and purchase the number of shares of Common Stock of the Company that may be subscribed for and purchased hereunder.

     13. MAILING OF NOTICES. All notices and other communications from the Company to the holder of this Warrant shall be mailed by first-class certified mail, postage prepaid, to the address furnished to the Company in writing by the last holder of this Warrant who shall have furnished an address to the Company in writing.

     14. HEADINGS. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect the meaning hereof.

     15. CHANGE, WAIVER. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     16. GOVERNING LAW. This Warrant shall be construed and enforced in accordance with the laws of the State of Delaware.

     IN WITNESS WHEREOF, the Company, by the undersigned thereunto duly authorized, has duly executed this Warrant as of the date first written above.


                              INTERNET CAPITAL GROUP, INC.


                              By:________________________________
                              Name:
                              Title:


Dated: May   , 1999

Attest:


_________________________


                              ACCEPTED AS OF THE DATE HEREOF:


                              By:________________________________
                              Name:
                              Title:

                 [To be signed only upon exercise of Warrant]


To ___________________:

        The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, ______ shares of Common Stock of _____________ and herewith makes payment of $_____ therefor, and requests that the certificates for such shares be issued in the name of, and be delivered to ____________, whose address is _____________.

Dated: _____________



                              ____________________________________

By_____________________________________
(Signature must conform in all respects
to name of Holder as specified on the
face of the Warrant)


                              Address:

                              ____________________________________

                              ____________________________________

                 [To be signed only upon transfer of Warrant]


        FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___________ the right represented by the within Warrant to purchase the ______ shares of the Common Stock of ____________________ to which the within Warrant relates, and appoints _____________ attorney to transfer said right on the books of _____________________ with full power of substitution in the premises.

Dated:_____________

                              _______________________________________


                              By_____________________________________
                              (Signature must conform in all respects
                              to name of Holder as specified on the
                              face of the Warrant)


                              Address:

                              _______________________________________

                              _______________________________________

In the presence of



________________________
Signature Guarantee

                                   EXHIBIT A
                                   ---------

                              REGISTRATION RIGHTS
                              -------------------


          1.1  Piggyback Registration.
               ----------------------

              (a) If the Company at any time after the consummation of its initial public offering proposes for any reason, whether for its own account or the account of others, to register any of its securities under the Securities Act, other than pursuant to a Special Registration Statement (as hereinafter defined), it shall each such time promptly give written notice to the registered Holders of the Eligible Securities (as defined in Section 1.2(c)) of its intention to do so, and, upon the written request, given within twenty (20) days after receipt of any such notice, of a Holder to register any of its Eligible Securities, the Company shall (subject to Section 1.1(b) hereof) use its best efforts to cause all Eligible Securities with respect to which Holders shall have so requested registration to be registered under the Securities Act promptly upon receipt of the written request of such Holders for such registration, all to the extent required to permit the sale or other disposition by the Holders of the Eligible Securities so registered in the manner contemplated by such registration statement. "Special Registration Statement" means a registration statement on Forms S-8 or S-4 or any successor form or other registration statement relating to shares of Common Stock issued in connection with an acquisition of an entity or business or other business combination, or shares of Common Stock issued in connection with stock option or other employee benefit plans.

              (b) In connection with any exercise by a Holder of its "piggyback" registration rights pursuant to this Section 1.1 in connection with any underwritten offering of securities of the Company, if the Company is advised in writing (with a copy to the Holders requesting registration) by the lead underwriter for the offering that, in such firm's opinion, a registration of Eligible Securities at that time would interfere with the orderly sale and distribution of the securities being sold by the Company for its own account, then the number of shares that may be included in the underwriting shall be allocated, first, to the Company, second, to each of the Holders requesting inclusion of their Eligible Securities in such registration statement on a pro rata basis based on the total number of Eligible Securities held by each such Holder and, third, to any other shareholders requesting registration.

              (c) For purposes of this Exhibit A, the following terms shall have the following meanings: (i) "Common Stock" shall mean the shares of common stock of Internet Capital or any successor corporation; (ii) "Company" shall mean and include Internet Capital and any successor corporation; (iii) "Holders" shall mean each Strategic Partner, as such term is defined in the Securities Holders Agreement (the "SHA"), dated February 2, 1999 among Internet Capital and the investors named therein, for so long as (and to the extent that) it owns any Eligible Securities, each of their respective successors, assigns, and transferees who become registered owners of Eligible Securities, and the holders of Eligible Securities pursuant to the Convertible Note (the "Note") dated April , 1999 and the Common Stock Purchase Warrant (the "Warrant"), dated April _____, 1999 to which this Exhibit A is attached; and (iv) "Internet
                   ---------

Capital" shall mean Internet Capital Group, Inc., a Delaware corporation.


          1.2  Demand Registration.
               -------------------

              (a) Any Strategic Partner may, at any time after consummation of the Company's initial public offering of equity securities, request in writing that the Company cause a registration statement to be filed under the Securities Act (on any Form then available to the Company) with respect to such of its Eligible Securities as it shall specify in such request, provided that (i) the gross proceeds from such offering will be or are reasonably expected to be not less than $5 million and (ii) such Strategic Partner includes at least 25% of its Eligible Securities in its request. The Company shall promptly give written notice of such request to the other Holders of Eligible Securities and afford them the opportunity of including in the requested registration statement such of their Eligible Securities as they shall specify in a written notice given to the Company within thirty (30) days after their receipt of the Company's notice of the request for the filing of a registration statement. Following receipt of such notices, the Company shall promptly use its best efforts to cause all Eligible Securities with respect to which Holders shall have so requested registration to be registered under the Securities Act, all to the extent required to permit the sale or other disposition by the Holders of the Eligible Securities so registered in the manner specified by such Holders in their notices and pursuant to this Section.

              (b) The Company shall not be required to file and cause to become effective more than two (2) registration statements at the demand of any Strategic Partner made under this Section 1.2.

              (c) The term "Eligible Securities" shall mean, on any date, (i) all shares of Common Stock or other securities of the Company issued by way of a stock split, stock dividend, recapitalization, merger or consolidation, (ii) plus all shares of Common Stock or other securities of the Company issued in respect of the Note and Warrant, (iii) but exclusive of any securities described in clauses (i) or (ii) which have been (A) sold in a public offering registered under Securities Act or (B) subsequently sold pursuant to Rule 144 under the Securities Act.

              (d) If the Holders of the Eligible Securities making such demand propose to sell their Eligible Securities in a firm commitment underwriting and the managing underwriter advises such Holders that not all Eligible Securities of such Holders can be included in such offering, then the requisite number of Eligible Securities shall be excluded from registration on a basis pro rata among the Holders of the Eligible Securities requesting such registration on the basis of the number of Eligible Securities held by each of them. If by virtue of this Section 1.2(d), more than 50% of the Eligible Securities which a Strategic Partner has demanded be registered are excluded from the registration statements then such Strategic Partner shall not be deemed to have exercised a demand registration right under this Section 1.2.

              (e) Provided the Company has honored its obligations under Section 1.1, no demand registration right granted in this Section may be exercised by any Strategic Partner during any period of time beginning on the date the Company (i) files a registration statement with the Securities and Exchange Commission registering any of its securities for sale to the public or (ii) files a registration statement upon the demand of any other Strategic Partner pursuant to this Section 1.2, and ending on the earlier to occur of (A) 90 days after the date on which such registration statement is declared effective by the Securities and Exchange Commission or otherwise becomes effective, and (B) the 180th day after the date of such filing.

              (f) The demand registration rights granted in this Section 1.2 shall expire, if not exercised prior thereto, on the date on which more than 90% of the Eligible Securities (as of the date of this Agreement) shall have been publicly sold by the Holders thereof in a public offering registered under the Securities Act of 1933 or pursuant to Rule 144 thereunder.

          1.3  Form S-3 Registrations.  In addition to the rights provided the
               ----------------------
Holders of registrable securities in Sections 1.1 and 1.2 above, if the registration of Eligible Securities under the Securities Act can be effected on Form S-3 (or any similar form promulgated by the Commission), then upon the written request of one or more Holders of Eligible Securities, the Company will so notify each Holder of Eligible Securities, including each Holder who has a right to acquire Eligible Securities, and then will, as expeditiously as possible, use its best efforts to effect qualification and registration under the Securities Act on Form S-3 of all or such portion of the Eligible Securities as the Holder or Holders shall specify pursuant to this Section 1.3, provided that the Company shall have no obligation to file a registration statement under this Section 1.3 unless the gross proceeds from the offering will be or are reasonably expected to be not less than $500,000.

          1.4  Registration Procedures.  If and whenever the Company is under an
               -----------------------
obligation pursuant to the provisions of this Exhibit A to use its best efforts to effect the registration of any Eligible Securities the Company shall, as expeditiously as practicable:

              (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Eligible Securities and use its best efforts to cause such registration statement to become effective;

              (b) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective under the Securities Act until the earlier of such time as all securities covered thereby have been sold or one hundred and eighty (180) days after such registration statement becomes effective, as such period may be extended pursuant to Section 1.5, and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Eligible Securities covered by such registration statement for such period;

              (c) furnish to each selling stockholder such numbers of copies of each prospectus (including each preliminary prospectus) in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request in order to facilitate the public sale or other disposition of such Eligible Securities;

              (d) use its best efforts to register or qualify the Eligible Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as the managing underwriter, if any, or if there is no managing underwriter, the Holders of at least 25% of the Eligible Securities, shall request, (provided that the Company shall not be required to consent to general service of process for all purposes in any jurisdiction where it is not then qualified) and do any and all other acts or things which may be reasonably necessary or advisable to enable such seller to consummate the public sale or other disposition in such jurisdictions of such Eligible Securities;

              (e) notify each seller of the Eligible Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act within the appropriate period mentioned in clause (b) of this Section 1.4, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Eligible Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

              (f) furnish on the date that such Eligible Securities are delivered to the underwriters for sale pursuant to such registration or, if such Eligible Securities are not being sold through underwriters, on the date that the registration statement with respect to such Eligible Securities becomes effective, (i) an opinion, dated such date, of the independent counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and at the request of any Holder or Holders of Eligible Securities requesting registration pursuant to this Exhibit A, to the Holder or Holders making such request, stating that such registration statement has become effective under the Securities Act and that (1) no stop order suspending the effectiveness thereof has been issued and, to the best knowledge of such counsel, no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act; (2) the registration statement, the related prospectus, and each amendment or supplement thereto, comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Securities and Exchange Commission thereunder (except that such counsel need express no opinion as to financial statements contained therein); (3) such counsel has no reason to believe that either the registration statement or the prospectus, or any amendment or supplement thereto, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that such counsel need express no opinion as to financial statements contained therein); (4) the description in the registration statement or the prospectus, or any amendment or supplement thereto, of all legal and governmental matters and all contracts and other legal documents or instruments are accurate and fairly present the information required to be shown; (5) such counsel does not know of any legal or governmental proceedings, pending or contemplated, required to be described in the registration statement or prospectus, or any amendment or supplement thereto, which are not described as required, nor of any contracts or documents or instruments of a character required to be described in the registration statement or prospectus, or any amendment or supplement thereto, or to be filed as exhibits to the registration statement which are not described and filed as required, and (6) such other legal matters with respect to such registration as the underwriters, if any, and any such Holder or Holders requesting such opinion may reasonably request; and (ii) in the case of an underwritten offering, a comfort letter, dated such date, from the independent certified public accountants of the Company, addressed to the underwriters and the Company's Board of Directors in the customary form.

          1.5  Delay in Registration.  Notwithstanding anything contained in
               ---------------------
this Agreement to the contrary, the Company reserves the right to delay any such registration pursuant to this Exhibit A for a period of not more than one hundred and twenty (120) days, or to withhold efforts to cause such registration statement to become effective for a period of not more than one hundred twenty
(120) days, if the Board of Directors of the Company determines in good faith that such registration might (A) interfere with or affect the negotiation or completion of any material transaction that is being contemplated by the Company, or (B) involve initial or continuing disclosure obligations materially adverse to the best interests of the Company's shareholders. If, after a registration statement becomes effective, the Company advises the Holders of the registrable securities covered by such registration statement that the Company considers it appropriate for the registration statement to be amended, the Holders of such shares shall suspend any further sales of their registered shares until the Company advises them that the registration statement has been amended. The time periods referred to this Exhibit A shall be extended for an additional number of business days during which the rights to sell shares was suspended.

          1.6  Information to be Furnished by Holders of Eligible Securities.
               -------------------------------------------------------------
Each prospective seller of Eligible Securities, registered or to be registered under any registration statement shall furnish to the Company such information and execute such documents regarding the Eligible Securities held by such seller and the intended method of disposition thereof as the Company shall reasonably request in connection with the action to be taken by the Company.

          1.7  Expenses of Registration.
               ------------------------

              (a) All expenses incurred by the Company in complying with this Exhibit A (other than the underwriting discounts and commissions), including, without limitation: (i) all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.);
(ii) the fees and expenses of complying with securities and blue sky laws; (iii) expense allowances of the underwriters; (iv) printing expenses; (v) fees and disbursements of Company counsel and of one counsel for the participating Holders together, which counsel is reasonably acceptable to the Holders; and
(vi) the fees and expenses of the independent public accountants (including the expense of any special audits in connection with any such registration), are hereinafter called "Registration Expenses." All underwriting discounts and commissions applicable to the Eligible Securities covered by any such registration, are herein called "Selling Expenses."

              (b) The Company shall pay all Registration Expenses in connection with all piggyback registrations under Section 1.1 and all demand registrations under Section 1.2 plus up to one (1) S-3 registration per year pursuant to
Section 1.3. All Selling Expenses in connection with each registration pursuant to this Exhibit A and any legal fees and expenses of additional special counsel for the sellers shall be borne by the seller or sellers therein in proportion to the number of Eligible Securities included by each in such registration, or in such other proportions as they may agree upon.

          1.8  Indemnification.
               ---------------

              (a) The Company shall indemnify and hold harmless each Holder of Eligible Securities, its executive officers, directors and controlling persons (within the meaning of the Securities Act) and each person who participates as an underwriter or controlling person of an underwriter (within the meaning of the Securities Act) with respect to a registration statement pursuant to this Exhibit A against any loss, claims, damages or liabilities to which any of them may become subject under the Securities Act or otherwise insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of any material fact contained in a registration statement including Eligible Securities owned by such Holder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse any of them for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable hereunder to a particular Holder in any such case if any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or omission made in such registration statement, prospectus or amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company for such purpose by such Holder or by its representative or by any underwriter on behalf of such Holder or if the untrue statement or omission is corrected in a supplement or amendment to the prospectus provided by the Company to such Holder in a timely fashion in accordance with this Exhibit A which was not used by such Holder.

              (b) Each Holder of Eligible Securities joining in any registration statement of the Company pursuant to this Exhibit A shall indemnify and hold harmless the Company, its executive officers, directors, and controlling persons (within the meaning of the Securities Act) and each person who participates as an underwriter or controlling person of an underwriter (within the meaning of the Securities Act) with respect to a registration statement pursuant to Exhibit A against any losses, claims, damages, or liabilities to which any of them may become subject under the Securities Act or otherwise insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of any material fact contained in such registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, made in reliance upon and in conformity with written information furnished to the Company by such Holder or by its representative or by any underwriter on behalf of such Holder for such purpose, and will reimburse any of them for any legal or other expenses reasonably incurred by them in connection with investigating or defending, any such loss, claim, damage, liability or action provided, however, that the total amount payable by a Holder under this
       --------  -------
Section 1.8(b) shall not exceed the net proceeds received by such Holder in such registered offering.

              (c) Promptly after receipt by an indemnified party under this
Section 1.8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to assume the defense thereof with counsel mutually satisfactory to the parties. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to the ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.8, but the omission so to notify the indemnifying party will not relieve such party of any liability that such party may have to any indemnified party other than under this Section 1.8.

              (d) If the indemnification provided for in this Section 1.8 is unavailable to or insufficient to hold harmless an amount in excess of the proceeds received by such Holder in the offering.

          1.9  Underwriting Agreement.  If Eligible Securities are sold pursuant
               ----------------------
to a registration statement in an underwritten offering pursuant to this Exhibit A, the Company and the Holders participating therein agree to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of, or, as the case may be, the seller of the securities being registered and customary covenants and agreements to be performed by such issuer or seller, including, without limiting the generality of the foregoing, customary provisions with respect to indemnification by the Company of the underwriter(s) of such offering.

          1.10  "Market Stand-Off" Agreement.  Each Holder hereby agrees that it
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shall not, to the extent requested by the Company or an underwriter of securities of the Company, sell or otherwise transfer or dispose of any Eligible Securities for up to that period of time following the effective date of a registration statement of the Company filed under the Securities Act as is requested by the managing underwriters of such offering, not to exceed one hundred and eighty (180) days.

          1.11  Subsequent Registration Rights.  The Company shall not grant any
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registration rights to any other person that are more favorable to such person than the registration rights granted to the Holders hereunder without the prior written consent of the Holders of at least a majority of the Eligible Securities.

          1.12  Assignment.  The registration rights granted hereunder may be
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assigned by a Holder to any person who acquires such Holder's Eligible
Securities in accordance with the SHA and the Amended and Restated Certificate of Incorporation and Bylaws of the Company..

                                      -8-